CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" in the Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Florida Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Pennsylvania Intermediate Municipal Bond Fund, Columbia Rhode Island Interme-diate Municipal Bond Fund, Columbia Intermediate Tax-Exempt Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund and Columbia Massachusetts Tax-Exempt Fund Class A, B and C Shares Prospectuses; the Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Rhode Island Intermediate Bond Fund, Columbia Intermediate Tax-Exempt Bond Fund Class T and G Shares Prospectuses; and Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Florida Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Pennsylvania Intermediate Municipal Bond Fund, Columbia Rhode Island Intermediate Bond Fund, Columbia Intermediate Tax-Exempt Bond Fund Class Z Prospectuses and in the introduction and under the caption "Independent Accountants/Auditors of the Funds" in the Statements of Additional Information in Post-Effective Amendment Number 41 to the Registration Statement (Form N-1A, No. 33-12109) of Columbia Funds Trust V and to the incorporation by reference of our reports dated December 9, 2003 on Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Florida Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Pennsylvania Intermediate Municipal Bond Fund, Columbia Rhode Island Intermediate Municipal Bond Fund, Columbia Intermediate Tax-Exempt Bond Fund, Columbia California Tax-Exempt Fund and Columbia Massachusetts Tax-Exempt Fund included in the Annual Reports to Shareholders for the fiscal year ended October 31, 2003.

                                                       /s/ERNST & YOUNG LLP
                                                       ---------------------
                                                          Ernst & Young LLP



Boston, Massachusetts
February 25, 2004